UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 6, 2005

OPINION RESEARCH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-22554	22-3118960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 College Road East, Suite 4100
Princeton, NJ 08540
(Address of Principal Executive Offices, Including Zip Code)

(609) 452-5400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On May 6, 2005, Opinion Research Corporation (the “Company”), LLR Equity Partners, L.P. (“LLR Equity”) and LLR Partners Parallel L.P. (“LLR Parallel” and together with LLR Equity, the “LLR Partnerships”) entered into an amendment (the “Amendment”) to the Purchase Agreement previously entered into among the parties on March 25, 2005 (the “Purchase Agreement”). The Amendment provides that the Purchase Agreement will expire on May 19, 2005 (rather than May 13, 2005), after which, if closing under the Purchase Agreement does not occur, the parties will have no obligations to complete the repurchase of Company securities under the Purchase Agreement. Other than as amended by the Amendment, all of the provisions of the Purchase Agreement continue in full force and effect.

     A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPINION RESEARCH CORPORATION
	By:	/s/ Kevin P. Croke
		Name:	Kevin P. Croke
Dated: May 6, 2005		Title:	Executive Vice President — Corporate Finance